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Exhibit 23.1





                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference of our report, dated January 16, 2001, included in this Form 10-K in the previously filed Registration Statements of Troy Group, Inc. on Form S-8 (File No. 333-84649 and 333-89589).


                                       MCGLADREY & PULLEN, LLP

                                       /s/ McGLADREY & PULLEN, LLP



Anaheim, California
February 22, 2001